Grande Loan TM SM I: Collateral Term Sheet Cadillac Fairview Loan Pool


                          [GRAPHIC OMITTED - The photo shows the interior
                           courtyard of the Esplanade Shopping Mall in Kenner, Louisiana.]


Esplanade Shopping Mall
Kenner, LA

Dover Commons
Dover, DE

Dover Mall
Dover, DE

Galleria at White Plains
White Plains, NY

Golden East Crossing Mall
Rocky Mount, NC

North DeKalb Mall
Decatur, GA

Northpark Mall
Ridgeland, MS

Shannon Southpark Mall
Union City, GA



Original Principal Balance:  $260,000,000                            Property Type:  Portfolio of 7 regional malls and 1 strip
                                                                     center
Appraised Value:  $413,900,000
                                                                     Property Highlights:
Interest Rate:  7.935%
                                                                     -  Geographically diversified with locations in
Amortization:  360 months                                               Delaware, Louisiana, New York, North Carolina,
                                                                        Georgia and Mississippi
Funding Date:  November 26, 1996
                                                                     -  Encompasses approximately 2,647,005 square feet of
Anticipated Term:  84 months                                            gross leasable area

Borrower/Sponsor:  Seven separate borrowing entities each            -  Managed by General Growth Management
of which is a special purpose Delaware Corporation
                                                                     -  Anchors include Macy's, Dillards, Sears and JC
                                                                        Penney

                                                                     -  Notes are cross-collateralized

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This material is furnished to you solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

Grande Loan TM SM I: Collateral Term Sheet Montehiedra Town Center


                     [GRAPHIC OMITTED - The photograph shows an aerial view of
                      the Montehiedra Town Center, a shopping mall in San Juan, Puerto Rico]


Original Principal Balance:  $52,700,000                      Property Type:  Retail shopping center

Appraised Value:  $92,000,000                                 Property Highlights:

Interest Rate:  8.230%                                        -  Located at the intersection of Montehiedra Avenue and
                                                                 State Road, in the Rio Piedras sector of San Juan,
Amortization:  360 months                                        Puerto Rico

Funding Date:  April 18, 1997                                  - Anchored by Kmart, Builder's Square and Marshalls

Anticipated Term: 120 months                                   - Contains approximately 525,452 square feet of gross
                                                                 leasable area
Borrower/Sponsor:  Vornado Montehiedra Acquisition L.P.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This material is furnished to you solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

Grande Loan TM SM I: Collateral Term Sheet Century Plaza Towers



                     [GRAPHIC OMITTED - The photograph shows an evening view of the exterior of two modern 44-story high-rise office buildings called Century Plaza Towers]




Original Principal Balance:  $230,000,000                       Property Type:  Office

Appraised Value:  $460,000,000
                                                                Property Highlights:
Interest Rate:  8.039%
                                                               -  Includes two 44-story, Class "A," twin office
Amortization:  360 months                                         towers and an adjacent six-story parking garage

Funding Date:  April 9, 1997                                   -  Located at 2029-2049 Century Park East, in the West
                                                                  Los Angeles area of Century City
Anticipated Term:  120 months
                                                               -  Contains approximately 2,247,017 square feet of
Borrower/Sponsor:  One Hundred Towers L.L.C.                      office space and approximately 29,706 square feet of
                                                                  retail space

                                                               -  Located adjacent to the ABC Retail, Office and
                                                                  Entertainment Center


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This material is furnished to you solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

Grande Loan TM SM I: Collateral Term Sheet
The Ritz Plaza

                               [GRAPHIC OMITTED - The photograph shows a street level view of a 40 story brick and glass residential apartment building called Ritz Plaza]



Original Principal Balance:  $62,500,000                         Property Type:  Multifamily

Appraised Value:  $92,500,000                                    Property Highlights:

Interest Rate:  8.135%                                           -  40-story, 479-unit multifamily building

Amortization:  360 months                                        -  Contains retail and office space as well as a
                                                                    health club on the lower levels
Funding Date:  April 25, 1997
                                                                 -  Located on West 48th Street between Broadway and
Anticipated Term: 120 months                                        Eighth Avenue, in the Times Square area of New York
                                                                    City
Borrower/Sponsor:  CS Ritz Holdings, L.P.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This material is furnished to you solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

Grande Loan TM SM I: Collateral Term Sheet Whitehall Loan Pool


                                [GRAPHIC OMITTED - This photograph shows an
                                 evening aerial view of a modern high-rise office building called the City Center, located in Kansas City, Missouri]


City Center
Kansas City, MO

1511-1515 Third Avenue
New York, NY

Bennett Park
Santa Clara, CA

Hookston Square
Pleasant Hill, CA

Downtown Plaza
Long Beach, CA

North Ranch Plaza
Thousand Oaks, CA

One Montvale
Stoneham, MA

One Northwest
Houston, TX

San Valente
Santa Clara, CA

Stevens Creek
Cupertino, CA

Sun Buildings
Milpitas, CA

Original Principal Balance:  $73,000,000                        Property Type:  Portfolio of 7 office buildings, 2 retail
                                                                properties and 2 industrial properties
Appraised Value:  $165,150,000
                                                                Property Highlights:
Interest Rate:  8.680%
                                                                -  Contains approximately 1,916,503 square feet of
Amortization:  300 months                                          gross leasable area

Funding Date:  August 26, 1996                                  -  Geographically diversified with locations in
                                                                   California, Missouri, New York, Texas and
Anticipated Term:  48 months                                       Massachusetts

Borrower/Sponsor:  WMP II Real Estate L.P.                      -  Notes are cross-collateralized


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This material is furnished to you solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.